Marathon Petroleum Corp. Announces Agreement
for $21 Billion Sale of Speedway

•	7-Eleven to acquire Speedway in $21 billion all-cash transaction

•	$16.5 billion estimated after-tax cash proceeds expected to be used to strengthen balance sheet and return capital to shareholders

•	Establishes relationship with 7-Eleven anchored by long-term fuel supply agreements for approximately 7.7 billion gallons per year, with additional growth opportunities

FINDLAY, Ohio, Aug. 2, 2020 - Marathon Petroleum Corp. (NYSE: MPC) today announced that it and certain of its subsidiaries have entered into a definitive agreement with 7-Eleven, Inc., a wholly owned, indirect subsidiary of Seven & i Holdings Co., Ltd. (3382: Tokyo), whereby 7-Eleven will acquire Speedway for $21 billion in cash. The transaction is expected to close in the first quarter of 2021, subject to customary closing conditions and regulatory approvals.

“This transaction marks a milestone on the strategic priorities we outlined earlier this year,” said Michael J. Hennigan, president and chief executive officer. “Our announcement crystalizes the significant value of the Speedway business, creates certainty around value realization and delivers on our commitment to unlock the value of our assets. At the same time, the establishment of a long-term strategic relationship with 7-Eleven creates opportunities to improve our commercial performance.”

Strategic Rationale:

•
Certainty of Value for MPC Shareholders: The $21 billion valuation represents a significant value unlock. The 100% cash transaction immediately captures value for MPC shareholders relative to potential valuation risks of other alternatives.

•
Significant After-Tax Cash Proceeds: This transaction is expected to result in after-tax cash proceeds of approximately $16.5 billion. MPC expects to use the proceeds to both repay debt to protect its investment grade credit profile and return capital to shareholders. Specific details will be announced at the time of transaction close.

•
Long-Term Relationship Drives Additional Value: The arrangement includes a 15-year fuel supply agreement for approximately 7.7 billion gallons per year associated with the Speedway business. The company expects incremental opportunities over time to supply 7-Eleven’s remaining business as existing arrangements mature and as 7-Eleven adds new locations in connection with its announced U.S. and Canada growth strategy.

Approvals and Timing
The transaction has been unanimously approved by the boards of directors of both companies. The transaction is expected to close in the first quarter of 2021 and is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Conference Call and Earnings Report
At 9:30 a.m. ET tomorrow, MPC will hold a conference call and webcast to discuss 2020 second-quarter financial results and provide an update on company operations. Interested parties may listen by visiting MPC’s website at http://www.marathonpetroleum.com and clicking on the “Join the Webcast” link. A replay of the webcast will be available on the company’s website for two weeks. Financial information, including the earnings release and other investor-related material, will also be available online prior to the conference call and webcast at https://www.marathonpetroleum.com.

Advisors
Barclays acted as exclusive financial advisor and Wachtell, Lipton, Rosen & Katz acted as legal advisor to MPC. J.P. Morgan acted as independent financial advisor to the Speedway transaction committee of MPC's Board of Directors.

About Marathon Petroleum Corporation
Marathon Petroleum Corporation (MPC) is a leading, integrated, downstream energy company headquartered in Findlay, Ohio. The company operates the nation's largest refining system. MPC's marketing system includes branded locations across the United States, including Marathon brand retail outlets. Speedway LLC, an MPC subsidiary, owns and operates retail convenience stores across the United States. MPC also owns the general partner and majority limited partner interest in MPLX LP, a midstream company that owns and operates gathering, processing, and fractionation assets, as well as crude oil and light product transportation and logistics infrastructure. More information is available at www.marathonpetroleum.com.

Investor Relations Contact: (419) 421-2071
Kristina Kazarian, Vice President, Investor Relations
Taryn Erie, Manager, Investor Relations
Brian Worthington, Manager, Investor Relations

Media Contacts:
Hamish Banks, Vice President, Corporate Communications (419) 421-2521
Jamal Kheiry, Manager, Corporate Communications (419) 421-3312

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “commitment,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,“ “policy,” “position,” “potential,” “predict,” “priority,” “project,” “proposition,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include but are not limited to: with respect to the planned Speedway sale, the ability to successfully complete the sale within the expected timeframe or at all, based on numerous factors, including our ability to satisfy customary conditions, including obtaining regulatory approvals on the proposed terms and schedule, and any conditions imposed in connection with the consummation of the transaction, our ability to utilize the proceeds as anticipated, and our ability to capture value from the associated ongoing supply relationship and realize the other expected benefits; the effects of the recent outbreak of COVID-19 and the adverse impact thereof on our business, financial condition, results of operations and cash flows, including, but not limited to, our growth, operating costs, labor availability, logistical capabilities, customer demand for our products and industry demand generally, margins, inventory value, cash position, taxes, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally; the effects of the recent outbreak of COVID-19, and the current economic environment generally, on our working capital, cash flows and liquidity, which can be significantly affected by decreases in commodity prices; our ability to reduce capital and operating expenses; the effects of any divestitures on the business, financial condition, results of operations and cash flows; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income and earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental and maintenance expenditures; general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of such repurchases; the adequacy of capital resources and liquidity, including availability, timing and amounts of free cash flow necessary to execute business plans and to effect any share repurchases or to maintain or increase the dividend; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions as a result of the COVID-19 pandemic, other infectious disease outbreaks or otherwise; non-payment or non-performance by our producer and other customers; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2019, and in Forms 10-Q and other filings, filed with the SEC. Copies of MPC's Form 10-K, Forms 10-Q and other SEC filings are available on the SEC’s website, MPC's website at https://www.marathonpetroleum.com/Investors/ or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K, Forms 10-Q and other SEC filings are available on the SEC’s website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office.

We have based our forward-looking statements on our current expectations, estimates and projections about our business and industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.